SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 6, 2007

DEFAULT PROOF CREDIT CARD SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-17114	59-2686523
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1545 Miller Road, Coral Gables, Florida, 33146-2309
(Address of Executive office) (Zip Code)

Registrant’s Telephone number and Area Code:   (305)666-1460

Item 5.02 Change in Directors or Principal Officers

On February 9, 2007 John H. Faro, Patent Attorney, presented his resignation to Senior Vice President and Chief Operating Officer (“COO”) of the Company and as a director to the Board of Directors of Default Proof Credit Card System, Inc. His resignation was unanimously accepted by the Board Members.

Item 8.01  Other events

On February 6, 2007 IN THE CIRCUIT COURT OF THE 11TH JUDICIAL CIRCUIT MIAMI-DADE COUNTY, FLORIDA Complaint Case No. 07 95 CA 32 was filed by the law firm of ALVAREZ, ARMAS, BORRON of Coral Gables, Florida for Default Proof Credit Card System, Inc. Plaintiff, vs David Kenneth Friedland, individual, a resident of Florida, Leslie Jean Lott, individually, a resident of Florida, Lott and Friedland, P.A., a Florida Corporation, SANCHELIMA & ASSOCIATES, P.A., a Florida Corporation, Jesus Sanchelima, Individually, a resident of Florida, Niro, Scavone, Haller & Niro, an Illinois corporation. DEFENDANTS.

This is an action for damages within this Court’s jurisdiction. This is an action for legal malpractice. All of the defendants are engaged in the Practice of law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on its behalf by the undersigned hereunto duly authorized.

                              DEFAULT PROOF CREDIT CARD SYSTEM, Inc.

  (Registrant)

Date: February 13, 2007

               By:

/s/ VINCENT CUERVO

            Vincent Cuervo, CEO